Exhibit 2.1

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

June 21, 2018

Job Number: C20180621-0570
Reference Number: 00011015666-86
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20060169281-95	Articles of Incorporation	3 Pages/1 Copies
20080243966-90	Amendment	1 Pages/1 Copies
20090671350-43	Amendment	1 Pages/1 Copies
20110007269-28	Amendment	1 Pages/1 Copies
20110387968-25	Amendment	4 Pages/1 Copies
20110714382-99	Amendment	4 Pages/1 Copies
20120004799-94	Amendment	3 Pages/1 Copies
20170074007-98	Amendment	1 Pages/1 Copies

Respectfully,

Barbara K. Cegavske
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20180621-0570

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20060169281-95
Dean Heller Secretary of State State of Nevada	Filing Date and Time 03/17/2006 5:00 PM
	Entity Number E0202112006-7

Articles of Incorporation

(PURSUANT TO NRS 78)

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Blue Mountain Resources, Inc.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Empire Stock Transfer Inc. Name 7251 West Lake Mead Blvd Suite 300 — Las Vegas — Nevada 89128 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3. Shares: (number of shares corporation authorized to issue	Number of shares with par value: 75,000,000 Par value: $ .001 Number of shares without par value:
4. Names & Addresses, of Board of Directors/Trustees: (attach additional page there is more than 3 directors/trustees)	1. Melvin Woolley Name 812 D 16 Ave SW — Calgary — AB — T2R 0S9 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be:
6. Names, Address and Signature of Incorporator. (attach additional page there is more than 1 incorporator)	Leah Finke Name — Signature 7251 West Lake Mead Blvd Suite 300 — Las Vegas — NV — 89128 Address — City — State — Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R. A. or On Behalf of R. A. Company — 3/18/2006 Date

This form must be accompanied by appropriate fees.

ARTICLES OF INCORPORATION

OF

BLUE MOUNTAIN RESOURCES, INC.

FIRST. The name of the corporation is Blue Mountain Resources, Inc.

SECOND. The registered office of the corporation in the State of Nevada is located at 7251 West Lake Mead Blvd Suite 300, Las Vegas, NV 89128. The corporation may maintain an office, or offices, in such other places within or without the State of Nevada as may be from time to time designated by the Board of Directors or the By-Laws of the corporation. The corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as within the State of Nevada.

THIRD. The objects for which this corporation is formed are to engage in any lawful activity.

FOURTH. The total number of common stock authorized that may be issued by the Corporation is seventy five million (75,000,000) shares of common stock with a par value of one tenth of one cent ($0.001) per share and no other class of stock shall be authorized. The corporation may from time issue said shares for such consideration as the Board of Directors may fix.

FIFTH. The governing board of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this corporation, providing that the number of directors shall not be reduced to fewer than one (1). The first Board of Directors shall be one (1) in number and the name and post office address of this Director is:

Name: Melvin Woolley
Address: 812 D 16 Ave SW
Calgary, AB T2R 0S9

SIXTH. The capital stock of the corporation, after the amount of the subscription price or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

SEVENTH. The name and post office address of the Incorporator signing the Articles of Incorporation is as follows:

Name: Leah Finke
Address: 7251 West Lake Mead Blvd Suite 300
Las Vegas, Nevada 89128

EIGHTH. The Resident Agent for this corporation shall be Empire Stock Transfer Inc. The address of the Resident Agent and the registered or statutory address of this corporation in the State of Nevada shall be: 7251 West Lake Mead Blvd Suite 300 Las Vegas, NV 89128.

NINTH. The corporation is to have perpetual existence.

TENTH. The Board of Directors shall adopt the initial By-laws of the corporation. The Board of Directors shall also have the power to alter, amend or repeal the By-laws, or to adopt new By-laws, except as otherwise may be specifically provided in the By-laws.

ELEVENTH. The Board of Directors shall have the authority to open bank accounts and adopt banking resolutions on behalf of the corporation.

TWELFTH. No Director or Officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the corporation for acts or omissions prior to such repeal or modification.

THIRTEENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, the undersigned, being the Incorporator hereinbefore named for the purpose of forming a corporation pursuant to General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this March 18, 2006.

Leah Finke
Incorporator

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20080243966-90
Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/08/2008 11:53 AM
	Entity Number E0202112006-7

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

BLUE MOUNTAIN RESOURCES, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article I of the Articles of Incorporation is deleted and replaced as follows:
One. The name of this Corporation shall be Patient Access Solutions Inc.

Article IV of the Articles of Incorporation is deleted and replaced as follows:

Fourth: That the total number of capital stock authorized that may be issued by the Corporation is Two Hundred and Sixty million (260,000,000) shares, of which Two Hundred and Fifty Million (250,000,000) shares are Common Stock with a par value of One Tenth of One Cent ($0.001) per share and Ten Million (10,000,000) shares are Preferred Stock with a par value of One Tenth of One Cent ($0.001) per share, the rights and preferences of which may be determined by the Board of Directors. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors.

On April 8, 2008, the Corporation effected a seven and one quarter (7.25) for one (1) forward stock split.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: MAJORITY - OVER 50%

4. Effective date of filing (optional): 4/8/08
(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20090671350-43
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/09/2009 12:48 PM
	Entity Number E0202112006-7

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PATIENT ACCESS SOLUTIONS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Authorized Stock:

That the total number of capital stock authorized that may be issued by the Corporation is Seven Hundred and Sixty million (760,000,000) shares, of which Seven Hundred and Fifty Million (750,000,000) shares are Common Stock with a par value of One Tenth of One Cent ($0.001) per share and Ten Million (10,000,000) shares are Preferred Stock with a par value of One Tenth of One Cent ($0.001) per share, the rights and preferences of which may be determined by the Board of Directors. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 55%

4. Effective date of filing: (optional) 9/4/09

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110007269-28
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/05/2011 11:19 AM
	Entity Number E0202112006-7

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PATIENT ACCESS SOLUTIONS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article IV of the Articles of Incorporation is deleted and replaced as follows:
Fourth: That the total number of capital stock authorized that may be issued by the Corporation is One Billion, Five Hundred and Ten Million (1,510,000,000) shares, of which One Billion, Five Hundred Million (1,500,000,000) shares are Common Stock with a par value of One Tenth of One Cent ($0.001) per share and Ten Million (10,000,000) shares are Preferred Stock with a par value of One Tenth of One Cent ($0.001) per share, the rights and preferences of which may be determined by the Board of Directors. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority: Over 50%

4. Effective date of filing: (optional) 1/5/2011

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110387968-25
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/25/2011 8:57 AM
	Entity Number E0202112006-7

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PATIENT ACCESS SOLUTIONS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

FURTHER RESOLVED, that the Corporation delete the first paragraph of Article IV of the Articles of Incorporation and replace it as follows:
Fourth: That the total number of capital stock authorized that may be issued by the Corporation is Two Billion, Two Hundred and Sixty million (2,260,000,000) of which Two Billion, Two Hundred and Fifty Million shall be Common Stock , (2,250,000,000) with a par value of One Tenth of One Cent ($0.001) per share and Ten Million (10,000,000) shares are Preferred Stock with a par value of One Tenth of One Cent ($0.001) per share, the rights and preferences of which may be determined by the Board of Directors. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: MAJORITY: OVER 50%

4. Effective date of filing: (optional) 5/25/11

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WRITTEN CONSENT OF
OF
PATIENT ACCESS SOLUTIONS, INC.

THE UNDERSIGNED, being all of the members of the Board of Directors and the holders of the majority of the issued and outstanding shares of PATIENT ACCESS SOLUTIONS, INC., a Nevada corporation (the "Corporation"), pursuant to Section 78.315 and 78.320, Nevada Revised Statutes, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors and Shareholders, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

Capitalization

WHEREAS, the Board of Directors and the holders of the majority of the issued and outstanding shares of the Corporation (the "Shareholders") have determined that it is in the best interests of the shareholders to amend the Articles in Incorporation to increase the number of capital shares to Two Billion, Two Hundred and Sixty million (2,260,000,000) of which Two Billion, Two Hundred and Fifty Million shall be Common Stock and Ten Million shall be Preferred Stock, the rights and preferences of which may be determined by the Board of Directors;

THEREFORE BE IT RESOLVED, that the capitalization of the Corporation shall be Seven Hundred and Sixty million of which Two Billion, Two Hundred and Sixty million (2,260,000,000) of which Two Billion, Two Hundred and Fifty Million shall be Common Stock and Ten Million shall be Preferred Stock, the rights and preferences of which may be determined by the Board of Directors;

FURTHER RESOLVED, that the Corporation delete the first paragraph of Article IV of the Articles of Incorporation and replace it as follows;

> **Fourth:** That the total number of capital stock authorized that may be issued by the Corporation is Two Billion, Two Hundred and Sixty million (2,260,000,000) of which Two Billion, Two Hundred and Fifty Million shall be Common Stock , (2,250,000,000) with a par value of One Tenth of One Cent ($0.001) per share and Ten Million (10,000,000) shares are Preferred Stock with a par value of One Tenth of One Cent ($0.001) per share, the rights and preferences of which may be determined by the Board of Directors. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors.

FURTHER RESOLVED, that the revised the capitalization structure is herby adopted by the Board of Directors and the holders of the majority of the shares of common stock and that the Authorized Officers of the Corporation are instructed to fulfill all the Corporation's obligations to complete and file a revised Articles to Incorporation to reflect the new name and capitalization, and provide this information to the non-voting shareholders;

FURTHER RESOLVED, that all prior actions taken by the Authorized Officers on behalf of the Corporation, with respect to and which are consistent with the foregoing resolutions, be, and be they hereby are, ratified, approved and confirmed in all respects. The actions taken by this written consent shall have the same force and effect as if taken by the undersigned at a meeting of the Board of Directors and the Shareholders of the Corporation, duly called. This written consent may be executed in one or more counterparts, each of which shall be deemed to be an original for all purposes and all of which together shall constitute one and the same consent. This written consent of the Board of Directors and Shareholders shall be filed among the minutes of the proceedings of the Board of Directors and the Shareholders. This written consent may be delivered to the Corporation via facsimile.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned being all the directors the holders of the majority of the issued and outstanding shares of the Corporation, has executed this Written Consent effective as of the _____day of May, 2011.

DIRECTORS:

Bruce Weitzberg

Robert Linzalone

Joseph Gonzalez

SHAREHOLDERS:

Print name: Dresm Technologies LLC
Number of Shares: 26,500,000

Print name: DaveCore Consulting Services Inc
Number of Shares: 17,000,000

Print name: Sungest Consulting Services Inc.
Number of Shares: 5,800,000

Print name: Anthony Rizzolo Jr.
Number of Shares: 3,120,000

Print name: David Bardekoff
Number of Shares: 2,000,000

Print name: Caroline Iglio
Number of Shares: 2,000,000

Print name:

Print name:

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110714382-99
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/03/2011 9:22 AM
	Entity Number E0202112006-7

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Patient Access Solutions Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Fourth: Corrected to read: That the total number of capital stock authorized that may be issued by the Corporation is Three Billion, Ten Million (3,010,000,000) of which Three Billion, shall be Common Stock with a par value of One Tenth of One Cent ($0.001) per share and Ten Million (10,000,000) shares are Preferred Stock with a par value of One Tenth of One Cent ($0.001) per share, the rights and preferences of which may be determined by the Board of Directors. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority: over 50%

4. Effective date of filing: (optional) 7/10/11

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WRITTEN CONSENT OF
OF
PATIENT ACCESS SOLUTIONS, INC.

THE UNDERSIGNED, being all of the members of the Board of Directors and the holders of the majority of the issued and outstanding shares of PATIENT ACCESS SOLUTIONS, INC., a Nevada corporation (the "Corporation"), pursuant to Section 78.315 and 78.320, Nevada Revised Statutes, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors and Shareholders, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

Capitalization

WHEREAS, the Board of Directors and the holders of the majority of the issued and outstanding shares of the Corporation (the "Shareholders") have determined that it is in the best interests of the shareholders to amend the Articles in Incorporation to increase the number of capital shares to Three Billion, Ten Million (3,010,000,000) of which Three Billion, shall be Common Stock and Ten Million shall be Preferred Stock, the rights and preferences of which may be determined by the Board of Directors;

THEREFORE BE IT RESOLVED, that the capitalization of the Corporation shall be Three Billion, Ten Million (3,010,000,000) of which Three Billion, shall be Common Stock and Ten Million shall be Preferred Stock, the rights and preferences of which may be determined by the Board of Directors;

FURTHER RESOLVED, that the Corporation delete the first paragraph of Article IV of the Articles of Incorporation and replace it as follows:

> **Fourth:** That the total number of capital stock authorized that may be issued by the Corporation is Three Billion, Ten Million (3,010,000,000) of which Three Billion, shall be Common Stock with a par value of One Tenth of One Cent ($0.001) per share and Ten Million (10,000,000) shares are Preferred Stock with a par value of One Tenth of One Cent ($0.001) per share, the rights and preferences of which may be determined by the Board of Directors. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors.

FURTHER RESOLVED, that the revised the capitalization structure is herby adopted by the Board of Directors and the holders of the majority of the shares of common stock and that the Authorized Officers of the Corporation are instructed to fulfill all the Corporation's obligations to complete and file a revised Articles to Incorporation to reflect the new name and capitalization, and provide this information to the non-voting shareholders;

FURTHER RESOLVED, that all prior actions taken by the Authorized Officers on behalf of the Corporation, with respect to and which are consistent with the foregoing resolutions, be, and be they hereby are, ratified, approved and confirmed in all respects. The actions taken by this written consent shall have the same force and effect as if taken by the undersigned at a meeting of the Board of Directors and the Shareholders of the Corporation, duly called. This written consent may be executed in one or more counterparts, each of which shall be deemed to be an original for all purposes and all of which together shall constitute one and the same consent. This written consent of the Board of Directors and Shareholders shall be filed among the minutes of the proceedings of the Board of Directors and the Shareholders. This written consent may be delivered to the Corporation via facsimile.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned being all the directors the holders of the majority of the issued and outstanding shares of the Corporation, has executed this Written Consent effective as of the 14 day of May, 2011.

DIRECTORS:

Bruce Weitzberg

Robert Linzalone

Joseph Gonzalez

SHAREHOLDERS:

Print name: Dream Technologies LLC
Number of Shares: 26,500,000

Print name: DaveCote Consulting Services Inc
Number of Shares: 17,000,000

Print name: Sunpast Consulting Services Inc.
Number of Shares: 5,800,000

Print name: Anthony Pizzolo Jr.
Number of Shares: 3,120,000

Print name: DAVID BARDEKOFF
Number of Shares: 2,000,000

Print name: Caroline Figlio
Number of Shares: 2,000,000

Print name:

Print name:

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20120004799-94
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/04/2012 11:20 AM
	Entity Number E0202112006-7

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PATIENT ACCESS SOLUTIONS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

(a) reverse splitting the outstanding shares of the Corporation's Common Stock one-for-one thousand (1: 1000);
(b) maintaining the par value of the Corporation's Common Stock at $.001;

The first paragraph of Article 4 is amended to read as follows: The total number of shares of stock of all classes which the Corporation has authority to issue is 3,010,000,000 shares, of which 3,000,000,000 shares shall be common stock, with a par value of $.001 per share ("Common Stock"), and 10,000,000 shares shall be preferred stock, with a par value of $.001 per share ("Preferred Stock")

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date and time of filing: (optional) Date: 1/3/2012 Time: 11:30AM
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
(Pursuant to NRS 78.385 and 78.390)
-and-
CERTIFICATE OF REVERSE SPLIT
(Pursuant to NRS 78.207)

1. Name of Corporation: Patient Access Solutions, Inc.

2. This Certificate of Amendment amends the Amended Articles of Incorporation by:

   (a) reverse splitting the outstanding shares of the Corporation's Common Stock one-for-one thousand;
   (b) maintaining the par value of the Corporation's Common Stock at $.001; and
   (c) increasing the number of shares of Common Stock the Corporation is authorized to issue 3,000,000,000; and

3. The text of the Articles as amended are as follows:

   The first paragraph of Article 4 is amended to read as follows:

   "The total number of shares of stock of all classes which the Corporation has authority to issue is 3,010,000,000 shares, of which 3,000,000,000 shares shall be common stock, with a par value of $.001 per share ("Common Stock"), and 10,000,000 shares shall be preferred stock, with a par value of $.001 per share ("Preferred Stock")."

4. All fractional shares resulting from the change described in paragraph 2(a) above shall be rounded up to the next whole share of Common Stock. No money or scrip will be paid to any shareholder for fractional shares.

5. The Directors of the Corporation approved a resolution reducing the number of authorized and outstanding shares to one-thousandth of that which existed prior to such resolution, pursuant to NRS 78.207. The effects of the reverse split, which is intended to become effective on or about January 3, 2012, is as follows:

(a) Prior to the reverse split, the number of authorized and outstanding shares of each class of stock and the par value of each were as follows:

	Authorized	Outstanding	Par Value
Common	3,000,000,000	2,781,109,365	$.001

Preferred	10,000,000	5,000,000	$.001

(b) Following the reverse split and after the above amendments, the number of authorized and outstanding shares of each class of stock and the par value of each were as follows:

	Authorized	Outstanding	Par Value
Common	3,000,000,000	2,781,109	$.001
Preferred	10,000,000	5,000,000	$.001

(c) Each issued and outstanding share shall be exchanged for one-tenth share of Common Stock in connection with the reverse split. Anyone that would receive a fraction of a share in the reverse split shall receive one full additional share in lieu of cash compensation.

6. The Board adopted a resolution amending the Articles of Incorporation to the effect set forth above, and ordered it submitted to the stockholders for a vote. The vote by which the stockholders holding shares in thc Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment.

7. Officer Signature.

Bruce Weitzberg, President
Dated: January 3, 2011

0902044

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20170074007-98
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 02/21/2017 7:57 AM
	Entity Number E0202112006-7

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Patient Access Solutions, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The first paragraph of Article IV is deleted and replaced as follows:
The total number of shares of capital stock that may be issued by the Corporation shall be Seven Hundred and Sixty Million (760,000,000) of which Seven Hundred and Fifty Million (750,000,000) shall be Common Stock with a par value of One Tenth of One Cent ($0.001) per share and Ten Million (10,000,000) shares shall be Preferred Stock with a par value of One Tenth of One Cent ($0.001) per share, the rights and preferences of which may be determined by the Board of Directors. Said shares may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: N/A (Board approved)

4. Effective date and time of filing: (optional) Date: 2/17/17 Time: 4 pm

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20180310118-75
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 07/12/2018 8:30 AM
	Entity Number E0202112006-7

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Patient Access Solutions, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A CONVERTIBLE PREFERRED STOCK

It is the desire of the Board of Directors of the Corporation, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of 10,000,000 shares of the preferred stock which the corporation has the authority to issue, classified as Series A, as follows:

Continued on Page 2.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PATIENT ACCESS SOLUTIONS INC.

**CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A CONVERTIBLE PREFERRED STOCK**

The undersigned, Patient Access Solutions, Inc., do hereby certify that:

1. They are the Board of Directors, respectively, of Patient Access Solutions, Inc., a Nevada corporation (the "Corporation").

2. The Corporation is authorized to 10,000,000 shares of preferred stock, of which have been issued.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 10,000,000 shares, issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any Series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of 10,000,000 shares of the preferred stock which the corporation has the authority to issue, classified as Series A, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, services provided to the Corporation, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

"Bankruptcy Event" means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"Change of Control Transaction" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 75% of the voting securities of the Corporation, or (b) a replacement at one time or within a one year period of more than one-half of the members of the Corporation's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (c) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth above in (a) or (b).

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Corporation's common stock, and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

"Holder" shall have the meaning given such term in Section 2 hereof.

"Original Issue Date" shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

"Person" means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Designation and Amount. The series of preferred stock shall be designated as its Series A Convertible Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be Ten Million (10,000,000) shares (which shall not be subject to increase without the consent of all of the holders of the Series A Preferred Stock (each, a "Holder" and collectively, the "Holders"). Capitalized terms not otherwise defined herein shall have the meaning given such terms in Section 1 hereof.

Section 3. Voting Rights. Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have equivalent voting rights on an as converted basis pursuant to Section 5(a)(i).

Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value per share plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be treated as a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder.

Section 5. Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible as follows into units as follows: (i) into that number of shares of Common Stock (subject to the limitations set forth in Section 5(c)) determined by issuing one hundred (100) shares of Common Stock of the Corporation for every share of Preferred Stock converted, at the option of the Holder, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion to the Corporation by facsimile (the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions, as the case may be, of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case the Holder shall deliver the certificate representing such share of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted or redeemed in accordance with the terms hereof shall be canceled and may not be reissued.

b) Mechanics of Conversion

i. Delivery of Certificate Upon Conversion. Not later than three Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver to the Holder (A) a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion.

ii. Obligation Absolute. The Corporation's obligations to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the Holder in connection with the issuance of such Conversion Shares.

iii. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Corporation as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of herein) upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.

iv. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to this Preferred Sock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Pro Rata Distributions. If the Corporation, at any time while Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

c) Calculations. All calculations under this Section shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 6, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d) Notice to Holders; Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 9. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Corporation. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) Lost or Mutilated Preferred Stock Certificate. If a Holder's Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated

certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Nevada (the "Nevada Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Nevada Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Nevada Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Corporation or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation. The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

****

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned being all the directors of the Corporation, has executed this Written Consent as of the 31st day of December 2009

DIRECTORS:

Bruce Weitzberg

Joseph Gonzalez

Robert Linzalone

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of common stock (the "Common Stock"), of Patient Access Solutions, Inc., a Nevada corporation (the "Corporation"), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion: ______________________________

Number of shares of Preferred Stock owned prior to Conversion: ________________

Number of shares of Preferred Stock to be Converted: _______________

Number of shares of Common Stock to be Issued: _________________________

Number of warrants ($5.00 exercise) to be Issued: _________________________

Number of warrants($10.00 exercise) to be Issued: _________________________

[HOLDER]

By: _______________________
Name:
Title: